                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              ___________________


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): DECEMBER 28,1998



                           HALTER MARINE GROUP, INC.
            (Exact name of registrant as specified in its charter)

          DELAWARE                     1-12159                       72-2656828
(State or other jurisdiction   (Commission File Number)   (IRS Employer Identification No.)
      of incorporation)


     13085 INDUSTRIAL SEAWAY ROAD                     39503
          GULFPORT, MISSISSIPPI
(Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  228/896-0029
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ITEM 5.   OTHER EVENTS

     PRESS RELEASE REGARDING EXPECTED THIRD QUARTER FY99 EARNINGS

     On December 28, 1998 the Company issued a press release (the "Press Release") regarding its expected earnings for the third quarter of its current fiscal year. For additional information, reference is made to the Press Release, a copy of which is attached as an exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          99.1  Press Release of Registrant dated
                December 28, 1998

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 29, 1998                HALTER MARINE GROUP, INC.


                                           By: /S/RICK S. REES
                                               ----------------------------
                                               Rick S. Rees
                                               Executive Vice President and
                                               As a Duly Authorized Officer
                                               and Chief Financial Officer

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